Page 1 Exhibit 99.2 FOURTH QUARTER AND FISCAL 2013 RESULTS AUGUST 8, 2013

Page 2 Cautionary Statement Endnotes located on page 15. 40 This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forward - looking statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from the projections and estimates contained herein and include, but are not limited to, the statements regarding the Fiscal 2014 outlook including an estimated effective tax rate of 30 - 34% , DD&A of $ 425 to $ 500 per ounce, and adjusted EBITDA of 80 to 90 % of revenue ; and statements regarding projected steady or increasing production and estimates of timing of commencement of production from operators of properties where we have royalty interests, including operator estimates ; that commercial production is expected during the fourth quarter of calendar 2013 at Mt . Milligan ; and that commercial production at Pascua-Lama will be mid - 2016 . Factors that could cause actual results to differ materially from these forward-looking statements include, among others : the risks inherent in construction, development and operation of mining properties, including those specific to a new mine being developed and operated by a base metals company ; changes in gold and other metals prices ; decisions and activities of the Company’s management ; unexpected operating costs ; decisions and activities of the operators of the Company’s royalty and stream properties ; unanticipated grade, geological, metallurgical, processing or other problems at the properties ; inaccuracies in technical reports and reserve estimates ; revisions by operators of reserves, mineralization or production estimates ; changes in project parameters as plans of the operators are refined ; the results of current or planned exploration activities ; discontinuance of exploration activities by operators ; economic and market conditions ; operations on lands subject to First Nations jurisdiction in Canada ; the ability of operators to bring non-producing and not - yet - in development projects into production and operate in accordance with feasibility studies ; erroneous royalty payment calculations ; title defects to royalty properties ; future financial needs of the Company ; the impact of future acquisitions and royalty financing transactions ; adverse changes in applicable laws and regulations ; litigation ; and risks associated with conducting business in foreign countries, including application of foreign laws to contract and other disputes, environmental laws, enforcement and uncertain political and economic environments . These risks and other factors are discussed in more detail in the Company’s public filings with the Securities and Exchange Commission . Statements made herein are as of the date hereof and should not be relied upon as of any subsequent date . The Company’s past performance is not necessarily indicative of its future performance . The Company disclaims any obligation to update any forward-looking statements . The Company and its affiliates, agents, directors and employees accept no liability whatsoever for any loss or damage of any kind arising out of the use of all or any part of this material .

Page 3 Fiscal 2013 Highlights 40 Record Annual Revenue up 10% Adjusted EBITDA at 90% of Revenue 1 FY2013 Record Annual Revenue of $289M, up 400% from 2008 Revenue ($USD Millions) $50 $100 $150 $200 $250 $300 $350 Adjusted EBITDA ~90% of Revenue

Page 4 El Morro 40 Agreement to Acquire 1.4% NSR Royalty at El Morro Copper Gold Project 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 0.0 0.5 1.0 1.5 2.0 2.5 Precious Metal Grade (Gold Equivalent g/t) Base Metal Grade (Copper Equivalent %) 2 In - Situ Metal Value and Grade of Undeveloped Copper Deposits 1 El Morro

Page 5 Mt. Milligan Facilities - July 2013 40 Adjusted EBITDA ~90% of Revenue

Page 6 Mt. Milligan Primary Crusher - July 2013 40 Adjusted EBITDA ~90% of Revenue

Page 7 Fiscal 2013 Highlights 40 Production up ~15%, gold price down ~4 % Net income of $69.2M or $1.09/share » Reflects non - cash impairment taken in Q3 ($0.23 per share, net of tax ) Effective tax rate of 46% (35% based on cash taxes paid) Dividend payout $43.9 million or 25% of operating cash flow

Page 8 Mt. Milligan Pebble Crusher & Admin - July 2013 40 Adjusted EBITDA ~90% of Revenue

Page 9 Mt. Milligan 40ft SAG Mill - July 2013 40 Adjusted EBITDA ~90% of Revenue

Page 10 Mt. Milligan Two 24ft Ball Mills – July 2013 40 Adjusted EBITDA ~90% of Revenue

Page 11 Mt. Milligan Flotation Circuit – July 2013 40 Adjusted EBITDA ~90% of Revenue

Page 12 Mt. Milligan Flotation & Regrind – July 2013 40 Adjusted EBITDA ~90% of Revenue

Page 13 Royalty: 6,7,8 0.78 % to 5.23 % NSR Commercial Prod: 9 Mid - 2016 Est . Prod: 10 775,000 oz (Au ) Barrick resequencing and completing water management system Royalty : 2.0 % NSR (Au, Ag,Pb,Zn ) Est . CY 2013 Production: 3 360koz to 400kozs (Au ); CYTD: 149koz Ramp potential to 130ktpd in late 2014 from ~ 105ktpd Interest: 4 52.25 % of payable gold Commercial Prod: Q4 CY 2013 Est . Prod: 5 262k oz (Au ) Commissioning underway Cornerstone Property Update Andacollo Royalty: 1 75 % of gold production (NSR) Est . CY 2013 Production: 2 63k ozs ( Au); CYTD: 37.4koz S teady operations, 47ktpd achieved in latest quarter Peñasquito Vo isey’s Bay Mt. Milligan Pascua - Lama Royalty : 2.7 % NSR Est. CY 2013 Production: N/A; CYTD: 27Mlbs (Cu) 81.2Mlbs (Ni) Shipping schedule favors quarters ended March and September

Page 14 Another Solid Year for Royal Gold FY Revenue up 10% - on volume up 15% and gold price down 4% Maintained cost and capital allocation discipline W ell positioned with $1 billion in available liquidity Acquisition of royalty at El Morro copper gold project Confidence in the long term value of Pascua Lama Interest in Mt Milligan increased to 52.25% of gold from the project, with mill commissioning now underway

Page 15 Footnotes PAGE 3 HIGHLIGHTS 1. Adjusted EBITDA adjusted for one - time items, notably the IRC transaction which would have been reflected in the March 2010 quarter . See press release available on August 8 , 2013 for link to reconciliation of EBITDA . PAGE 4 EL MORRO 1. Includes construction, feasibility study and pre feasibility studies for copper deposits with greater than 100 million tonne reserves . Source is Intierra . Metal value lines based on $ 1 , 314 gold, $ 19 . 94 silver, $ 3 . 09 copper, and $ 9 . 34 moly . PAGE 13 PROPERTY UPDATES 1. 75 % of payable gold until 910 , 000 payable ounces ; 50 % thereafter . As of June 30 , 2013 , there have been approximately 167 , 000 cumulative payable ounces . 2. As reported by the operator . Recovered metal is contained in concentrate and is subject to third party treatment charges and recovery losses . 3. Goldcorp’s 2013 estimated production also includes 20 million to 21 million ounces of silver, 145 million to 160 million pounds of lead and 285 million to 305 million pounds of zinc . 4. This is a metal stream whereby our purchase price for gold ounces delivered is $ 435 per ounce, or the prevailing market price of gold, if lower ; no inflation adjustment . 5. Estimated production of 262 , 000 ounces of gold annually during the first six years ; 195 , 000 ounces of gold thereafter, per Thompson Creek’s National Instrument 43 - 101 technical report filed on SEDAR, under Thompson Creek’s profile, on October 13 , 2011 . 6. NSR sliding - scale schedule (price of gold per ounce – royalty rate) : less than or equal to $ 325 – 0 . 78% ; $ 400 – 1 . 57% ; $ 500 – 2 . 72% ; $ 600 – 3 . 56% ; $ 700 – 4 . 39% ; greater than or equal to $ 800 – 5 . 23% . 7. Approximately 20 % of the royalty will terminate after production of 14 . 0 M ounces of gold . Upon payment of $ 4 . 4 M, Royal Gold can extend 16 % of the royalty beyond 14 . 0 M ounces of production . In addition, a one - time payment totaling $ 8 . 4 million will be made if gold prices exceed $ 600 per ounces for any six - month period within the first 36 months of commercial production . 8. Royalty applies to all gold production from an area of interest in Chile . 9. Barrick has stated that it intends to re - sequence construction of the process plant and other facilities in Argentina in order to achieve compliance with environmental requirements . Barrick now targets first production by mid - 2016 (compared to the previous schedule of the second half of 2014 ) . 10. Operator’s average annual forecast during the first five years of production .

Page 16 1660 Wynkoop Street Denver, CO 80202 - 1132 303.573.1660 info @royalgold.com www.royalgold.com